                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-CB3

                                 [C-BASS LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

DEAL
----
DATE                                                  5/25/2005
DEAL SIZE                                           382,658,000
OTHER DEAL INFO

CO-LEADS                              Merrill Lynch

ORIGINATOR[S]                         AMERICAN BUSINESS FINANCIAL SERVICES(21.66%)
                                      WILMINGTON FINANCE INC.(20.39%)
                                      LIME FINANCIAL SERVICES(13.11%)
                                      CHASE(12.36%)
                                      FIRST STREET FINANCIAL(5.24%)
                                      OTHERS(27.24)
SERVICER[S]                           Litton Loan Servicing LP
RATERS                                Moody's, S&P, Fitch and Dominion

POOL SUMMARY DATA
-----------------
AGENCY CONFORMING                                         71.19
NON CONFORMING                                            28.81
PREFUNDING (IF ANY)

NO OF LOANS                                               2,388
AVERAGE LOAN SIZE                                     175200.66
WAC                                                     6.91694
WA LTV                                                    81.52
% FIRST LIEN                                              96.15
% OWNER OCC                                               92.07
% PURCHASE                                                 44.1
% CASH OUT                                                50.33
% FULL DOC                                                40.68
% REDUCED/LIMITED DOC                                      9.45
% STATED INCOME                                           44.83
% NO DOCS                                                  4.07
WA FICO                                                     645
FICO RANGE                                           455 to 813

MORTGAGE INDICES
----------------
FLOATING RATE MORTGAGES                                   71.16
FIXED RATE                                                28.84
2/28 FLOAT                                                51.89
3/27 FLOAT                                                15.19
5/25 FLOAT                                                 2.74
IO MORTGAGES                                              33.48

LOAN SIZE                                     % OF POOL           AVE FICO       AVE LTV
---------                                     ---------           --------       -------
LOANS < 100K                                    12.16                631          85.97
LOANS < 75K                                     6.54                 631          87.09
LOANS > 350K                                    26.71                658          79.56
LOANS > 500K                                    8.05                 658          76.78
LOANS > 750K                                    1.19                 682          67.89

INCOME STRATS                                 % OF POOL           AVE FICO       AVE LTV
-------------                                 ---------           --------       -------
AVERAGE DTI                                     41.59                645          81.52
DTI 40-45%                                      21.1                 653           81.5
DTI 45-50%                                      24.24                652          82.07
DTI 50-55%                                      10.77                621          81.51
DTI > 55%                                       3.57                 661          82.88

GEOGRAPHIC
----------
CALIFORNIA                                                41.48
NORTH CALIFORNIA                                          14.14
SOUTH CALIFORNIA                                          27.34
FLORIDA                                                    4.96
ILLINOIS                                                   2.04
MICHIGAN                                                   1.11
TEXAS                                                      3.73
COLORADO                                                    2.1
NEW YORK                                                   4.03
NEW JERSEY                                                 3.63
VIRGINIA                                                   3.24
WASHINGTON                                                 4.29
MASS                                                       1.62

PROPERTY TYPE
-------------
SINGLE PROP                                               72.54
PUD                                                       11.97
2-4 FAMILY                                                 6.89
CONDO                                                      5.39
MH                                                         3.09

FICO                                          % OF POOL           AVE FICO       AVE LTV
----                                          ---------           --------       -------
FICO < 600                                      24.75                557          79.39
FICO < 580                                      17.94                544          79.09
FICO < 560                                      11.6                 529          77.96
BELOW 520                                       3.53                 495          77.71
521 - 540                                       3.04                 531          78.24
541 - 560                                       5.16                 550          78.08
561 - 580                                       6.67                 571          80.74
581 - 600                                       6.85                 591          81.02
601- 620                                         9.7                 612          81.39
621 - 640                                       11.44                631          83.64
641 - 660                                       11.72                650          83.13
661 - 680                                       10.25                670          84.21
681 - 700                                       9.88                 689          81.23
701-720                                         7.67                 709          81.68
721 - 740                                       4.99                 730          81.65
ABOVE 740                                       9.02                 761          79.47

LTV                                           % OF POOL           AVE FICO       AVE LTV
---                                           ---------           --------       -------
<=50                                            1.99                 662          40.91
50.01-55                                        1.08                 635          52.97
55.01-60                                        1.28                 593          58.05
60.01-65                                        2.77                 606          63.33
65.01-70                                        5.47                 624          68.55
70.01-75                                        6.35                 610           73.9
75.01-80                                        41.23                667          79.78
80.01-85                                        10.05                615          84.28
85.01-90                                        14.39                636          89.52
90.01-95                                        7.53                 640          94.52
95.01-100                                       7.25                 661          99.25
> 100%                                          0.61                 627          104.29
> 80%                                           39.83                636          91.14
> 90%                                           15.39                649          97.13

AVERAGE SEASONING                                             6
% > 3 MONTHS                                               67.6
MORTGAGE INSURANCE IF ANY                                  1.75
MI PROVIDERS                          NO(98.25%),FHA 530(1.03%),VA(0.29%),MGIC(0.16%),PMI(0.12%),TGIC(0.08%),RDN(0.05%),GE(0.01%)
EXCESS SPREAD - AVE 1ST YR

DELINQUENCIES
-------------
30-59 DAY PAST                                                0